Net Loss Per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
NET LOSS PER SHARE

15. NET LOSS PER SHARE

The following table sets forth the computation of net loss per common share for the twelve months ended December 31, 2021 and 2020:

	Twelve Months Ended December 31,
	2021	2020
Numerator:
Net loss	$(164,875)	$(41,587)
Net income attributable to redeemable noncontrolling interests	(12,776)	(8,409)
Accretion of issuance costs on redeemable convertible preferred stock	—	—
Reversal of previously accrued (accrual of) dividends on redeemable convertible preferred stock	42,728	(17,209)
Net loss attributable to common shareholders	$(134,923)	$(67,205)
Denominator:
Weighted-average common shares outstanding – basic and diluted(1)	97,158,738	45,177,217
Net loss per share attributable to common stockholders – basic and diluted	$(1.39)	$(1.49)

(1)      Prior period results have been adjusted to reflect the exchange of Legacy MoneyLion’s Common Stock for MoneyLion Class A Common Stock at an exchange ratio of approximately 16.4078 in September 2021 as a result of the Business Combination. See Note 3, “Business Combination,” for details. Additionally, included within net income attributable to common stockholders for the twelve months ended December 31, 2021 is an adjustment to reflect the reversal of previously accrued dividends on redeemable convertible preferred stock in the amount of $56,931 which were forfeited by the preferred stockholders in conjunction with the Business Combination.

The Company’s potentially dilutive securities, which include stock options, RSUs, preferred stock and warrants to purchase shares of common stock and preferred stock, have been excluded from the computation of diluted net loss per share as the effect would be antidilutive. Therefore, the weighted-average number of common shares outstanding used to calculate both basic and diluted net loss per share is the same.

The Company excluded the following potential common shares from the computation of diluted net loss per share because including them would have an anti-dilutive effect for the twelve months ended December 31, 2021 and 2020:

	December 31,
	2021	2020
Conversion of redeemable convertible preferred stock(1)	—	116,264,358
Warrants to purchase common stock and redeemable convertible preferred stock (1)	25,599,889	14,738,710
RSUs and options to purchase common stock(1)	38,085,775	35,453,516
Right to receive Earnout Shares	17,500,000	—
Total common stock equivalents	81,185,664	166,456,584

(1)      Prior period results have been adjusted to reflect the exchange of Legacy MoneyLion Common Stock for MoneyLion Class A Common Stock at an exchange ratio of approximately 16.4078 in September 2021 as a result of the Business Combination. See Note 3, “Business Combination” for details.